UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 20, 2026 (October 13, 2026)

Date of Report (Date of earliest event reported)

HEALTHCARE AI ACQUISITION CORP.
(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-41145	98-1585450
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

418 Broadway #6434

Albany, NY 12207

(Address of principal executive offices, including zip code)

(917) 446-0469

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act: None.

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)
Units, each consisting of one Class A Ordinary Share and one-half of one Redeemable Warrant	HAIUF

Class A Ordinary Share, par value $0.0001 per share	HAIAF

Warrant, each whole warrant exercisable for one Class A Ordinary Share for $11.50 per share	HAIWF

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.

The information disclosed in Items 5.03 and 5.07 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03 to the extent required herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws.

On October 13, 2026, Healthcare AI Acquisition Corp. (the “Company”)’s shareholders approved, by special resolution, an amendment to the Company’s Amended and Restated Memorandum of Association and Articles of Association to extend the date by which the Company must consummate a business combination from October 14, 2026 until October 14, 2027, on a month-to-month basis, by depositing into the trust account $0.10 per non-redeemed public share for each monthly extension. A copy of the amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The disclosure contained in Item 5.07 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On October 13, 2026, the Company held an annual general meeting of shareholders (the “Annual General Meeting”) for purposes of voting on the Extension Proposal.

On September 25, 2026, the record date for the Annual General Meeting (the “Record Date”), there were 5,520,078 ordinary shares, par value $0.0001 per share, of the Company (the “Ordinary Shares”) issued and outstanding, consisting of (i) 5,520,077 Class A ordinary shares and (ii) one Class B ordinary share. At the Annual General Meeting, proxies had been received representing 5,390,600 Ordinary Shares, or approximately 97.65% of the issued and outstanding Ordinary Shares as of the Record Date. The Ordinary Shares present at the Annual General Meeting or represented by proxies filed at or before the Annual General Meeting represented at least a majority of the total ordinary Shares outstanding as of the Record Date and constituted a quorum for the transaction of business.

The following is a brief description of the final voting results for the proposal submitted to a vote of the shareholders at the Annual General Meeting.

Extension Proposal

To approve, as a special resolution, an amendment to HAIA’s Amended and Restated Memorandum of Association and Articles of Association to give the Company the right to extend, by resolution of the Board, the date by which it has to consummate a business combination from October 14, 2026 until October 14, 2027, on a month-to-month basis, by depositing into the trust account $0.10 per non-redeemed Class A ordinary share for each monthly extension.

The Extension Proposal was approved. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
5,390,600	0	0	0

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Item 9.01. Financial Statements and Exhibits.

(c) Exhibits:

Exhibit	Description
3.1	Form of Amendment to the Amended and Restated Memorandum and Articles of Association
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE AI ACQUISITION CORP.

Date: October 20, 2026	By:	/s/ Jiande Chen
	Name:	Jiande Chen
	Title:	Chief Executive Officer

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